UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2013

Item 1. Reports to Stockholders.

7	31	2013

ANNUAL REPORT

Oppenheimer California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
1-Year	–1.66%	–6.33%	–2.19%
5-Year	4.97	3.95	5.07
10-Year	4.20	3.69	4.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Fund Performance Discussion

One month after the U.S. bond market’s strong reaction to Federal Reserve testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative, Oppenheimer California Municipal Fund produced a July dividend yield of 5.76% at net asset value (NAV). This dividend yield was the second highest in Lipper’s California Municipal Debt Funds category as of July 31, 2013, trailing only the dividend yield of this Fund’s Y shares. In the aftermath of the Fed’s announcement, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. This Fund’s total return (without sales charge) exceeded the Barclays Municipal Bond Index during the 12 months ended July 31, 2013.

MARKET OVERVIEW

An announcement by Fed Chairman Ben S. Bernanke triggered the June sell-off across the equity and bond markets. Municipal bond prices fell and fund outflows mounted, causing yields to rise and effectively turning investors’ fears about future interest rates into a current reality.

The sell-off followed the lead of investors and some analysts who believed that they heard the Fed signal an imminent change in approach. In fact, the Fed said that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain at the “exceptionally low range” of zero to 0.25%. This expectation matched the Fed’s view at the outset of this reporting period, when the Fed believed that the rate would likely remain very low until mid-2015.

Chairman Bernanke used a June news conference to emphasize the Fed’s intention to be responsive to economic developments, saying “If you draw the conclusion that I’ve just said that our policies, our purchases, will end in the middle of next year, you’ve drawn the wrong conclusion.” The Fed Funds rate, he affirmed, would remain near zero and continue to be tied to the national unemployment and inflation rates.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.76%
Dividend Yield with sales charge	5.48
Standardized Yield	5.33
Taxable Equivalent Yield	10.75
Last distribution (7/23/13)	$0.039
Total distributions (8/01/12 to 7/31/13)	$0.484

Endnotes for this discussion begin on page 14 of this report.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	3

Toward the end of this reporting period, Fed officials sought to correct the market’s interpretation by adjusting its assessment of the U.S. economy to “modest,” from “moderate,” more strongly signaling that it has no immediate plans to end its monthly purchases in the bond market.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of July 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.28%, up 132 basis points from July 31, 2012. On July 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.88%, up 118 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.29%, up 14 basis points from the July 2012 date.

California received good news from the three major rating agencies during this reporting period. Early in 2013, Standard & Poor’s raised its rating of the state’s Government Obligation (G.O.) debt to A, from A-minus, based on its assessment that the majority of California’s cities were likely to experience improved credit quality as their economies recover and stabilize. Moody’s Investors Service maintained an A1 rating of California’s G.O. bonds throughout this reporting period. Fitch Ratings also maintained its rating—at A-minus—but changed its outlook to positive in March. A press release from Fitch indicated the reason for the change: “The positive outlook reflects the fiscal management improvements instituted by California in recent years.”

In March 2013, the state issued $2.6 billion in G.O. bonds, $2.1 billion of which was tax-exempt. On the heels of the favorable reports from the credit ratings agencies, this offering was well received by retail investors and helped put California at the top of the new issue calendar for the month.

Earlier in this reporting period, voters approved Proposition 30, which raised the sales tax rate to 7.5% and the personal income tax for the wealthy to as much as 13.3%. Officially known as the Temporary Taxes to Fund Education ballot measure, Proposition 30 has led to higher tax

4	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

collections this reporting period and has helped further stabilize the state’s fiscal condition.

In late June 2013, California Governor Jerry Brown took legislative action to sidestep “budget-busting” deficits by signing a $97.4 billion spending plan. The governor called the move a “momentous occasion, because we have a balanced budget not proposed but actually actualized, the first time in probably a decade or more,” according to the Associated Press. The budget called for a reserve account of $1.1 billion and $6 billion in voter-approved taxes.

In the final months of this reporting period, California once again issued tax and revenue anticipation notes, which municipalities often count on for liquidity. The Bond Buyer, citing Municipal Market Advisors data, reported that California issuance of these notes dropped to $3.8 billion, from $5.9 billion in 2011. When the need for short-term liquidity lessens, so does the volume of issuance. Thus, the decline in issuance this reporting period represented another sign that California’s finances have continued to improve.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield for Lipper’s California Municipal Debt Funds category was 3.85% at the end of this reporting period. At 5.76%, the distribution yield for the Fund’s Class A shares was 191 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer California Municipal Fund held more than 760 securities as of July 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 5.76% at net asset value as of July 31, 2013, was 191 basis points higher than the average in Lipper’s California Municipal Debt Funds category, which was 3.85%. Additionally, for a taxable investment to provide a greater benefit than an investment in this Fund, it would have to yield more than 10.75%, based on the Fund’s standardized yield as of July 31, 2013, and current federal and California income tax rates.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	5

The Rochester portfolio management team

reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

The dividend of the Fund, which was 4.1 cents per Class A share at the outset of the reporting period, was reduced with the April 2013 payout to 3.9 cents per share. In all, the Fund distributed 48.4 cents per share.

The Fund remained invested this reporting period in land development (or “dirt”)

bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. As of July 31, 2013, the Special Tax and Special Assessment sectors represented 18.5% and 2.7% of the Fund’s total assets, respectively.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. During this reporting period, the bonds in these sectors contributed positively to the Fund’s performance, supporting our long-standing belief that carefully researched dirt bonds belong in our portfolios. We continue

6	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

The Rochester credit research team

to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 16.8% of the Fund’s total assets at the end of this reporting period and contributed positively to Fund performance.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 11.1% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in the Commonwealth of Puerto Rico and many municipalities in California. Higher yields on Puerto Rico’s securities and “credit spread widening”—which occurs when the difference between

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	7

yields on low-rated municipal bonds and higher-rated bonds increases—caused the G.O. sector (and many other sectors) to detract from the Fund’s performance this reporting period.

Tax increment financing (TIF) bonds constituted 9.9% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds. The TIF sector contributed positively to the Fund’s total return this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 9.5% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

A large percentage of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 4.2% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods. However, the sales tax sector and the other Puerto Rican securities in aggregate detracted from the Fund’s total return this reporting period as many market participants reassessed their positions in light of their concerns about the island’s economy.

Overall, we continue to hold a favorable view of the changes to fiscal management instituted by Gov. Luis Fortuño. His budget for fiscal 2013, which ended June 30, 2013, produced a smaller deficit than any in recent years, and his disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth. However, the governor was not as popular with the voters, who elected Alejandro Garcia Padilla in his place on November 6, 2012.

Five weeks later, Moody’s lowered ratings for the island’s revenue-backed debt to below investment grade. Investors should note that S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Since his inauguration, the first-time governor has agreed to privatize the island’s main airport and pushed through sweeping pension

8	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

reform. He won approval for a $9.8 billion budget that calls for $1.4 billion in additional taxes in fiscal 2014.

All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially.

We continue to identify what we believe to be attractive values in Puerto Rico.

The Fund’s holdings in municipal bonds issued by utilities represented 9.4% of total assets at the end of this reporting period. As of July 31, 2013, this set of holdings included water utilities with 4.5%, electric utilities with 3.4%, sewer utilities with 1.2%, and gas utilities with 0.3%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. In aggregate, the Fund’s utilities holdings detracted from the Fund’s performance during this reporting period.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 5.4% of the Fund’s total assets as of July 31, 2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements. The municipal leases sector detracted from the Fund’s total return this reporting period.

As of July 31, 2013, the Fund was invested in the hospital/healthcare sector, comprising 4.5% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Credit spread widening took its toll on the hospital/healthcare sector, which was a detractor from fund performance this reporting period.

As of July 31, 2013, the Fund’s investments in the multifamily housing sector and in the single-family housing sector represented 4.2% and 1.6% of the Fund’s total assets, respectively. The multifamily securities, many of which provide competitive levels of tax-free income, continued to contribute positively to the Fund’s total return this reporting period. However, the single-family housing sector detracted from the Fund’s performance for the 12-month period ended July 31, 2013. We continue to believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in the housing sectors.

The impact of higher yields and credit spread widening was also felt in other sectors in which the Fund held relatively small positions as of July 31, 2013. For example, education and higher education sectors detracted from the Fund’s performance this

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	9

reporting period, as did the securities that the Fund held in the following sectors: adult living facilities, marine/aviation facilities and highways/commuter facilities.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. Rising rates in the short-term market served to reduce the income these types of securities provided to funds across the industry, compared to earlier reporting periods. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we

10	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may

or may not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	11

Top Holdings and Allocations

TOP TEN CATEGORIES
Special Tax	18.5%
Tobacco-Master Settlement Agreement	16.8
General Obligation	11.1
Tax Increment Financing (TIF)	9.9
Municipal Leases	5.4
Hospital/Healthcare	4.5
Water Utilities	4.5
Sales Tax Revenue	4.2
Multifamily Housing	4.2
Electric Utilities	3.4

Portfolio holdings are subject to change. Percentages are as of July 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub-Adviser- Rated	Total
AAA	2.9%	0.1%	3.0%
AA	23.3	0.0	23.3
A	18.9	0.4	19.3
BBB	14.8	15.8	30.6
BB or lower	12.6	11.2	23.8
Total	72.5%	27.5%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 7/31/13
	Without Sales Chg.	With Sales Chg.
Class A	5.76%	5.48%
Class B	4.84	N/A
Class C	5.03	N/A
Class Y	5.95	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 7/31/13		As of 7/31/13
Class A	5.33%	Class A	10.75%
Class B	4.50	Class B	9.07
Class C	4.77	Class C	9.62
Class Y	5.82	Class Y	11.73

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

		Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A	(OPCAX)	11/3/88	–1.66%	4.97%	4.20%	5.51%
CLASS B	(OCABX)	5/3/93	–2.54	4.08	3.70	4.31
CLASS C	(OCACX)	11/1/95	–2.43	4.15	3.39	3.63
CLASS Y	(OCAYX)	11/29/10	–1.44	N/A	N/A	8.75

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13
		Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A	(OPCAX)	11/3/88	–6.33%	3.95%	3.69%	5.30%
CLASS B	(OCABX)	5/3/93	–7.19	3.77	3.70	4.31
CLASS C	(OCACX)	11/1/95	–3.36	4.15	3.39	3.63
CLASS Y	(OCAYX)	11/29/10	–1.44	N/A	N/A	8.75

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	13

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 28-day accrual period ended July 23, 2013. The yield without sales charge for Class A shares is

14	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

calculated by dividing annualized dividends by the Class A net asset value on July 23, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0328, $0.0340 and $0.0404, respectively, for the 28-day accrual period ended July 23, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s California Municipal Debt Funds category is based on 127 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and California tax rate of 50.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	15

structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

16	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	17

Fund Expenses  Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$942.00	$4.20
Class B	1,000.00	937.70	8.59
Class C	1,000.00	938.10	8.01
Class Y	1,000.00	943.00	3.18

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.48	4.37
Class B	1,000.00	1,015.97	8.94
Class C	1,000.00	1,016.56	8.33
Class Y	1,000.00	1,021.52	3.31

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.87%
Class B	1.78
Class C	1.66
Class Y	0.66

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    July 31, 2013

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—109.2%
California—99.0%
$ 100,000	Adelanto, CA Elementary School District Community Facilities District No. 1	4.900%	09/01/2014	$96,812
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.250	09/01/2026	2,043,406
7,310,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.350	09/01/2036	4,926,282
1,945,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.400	09/01/2036	1,320,422
50,000	Adelanto, CA Improvement Agency, Series B	5.500	12/01/2023	49,147
1,775,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	1,852,923
2,000,000	Agua Mansa, CA Industrial Growth Assoc. Special Tax	6.500	09/01/2033	2,014,360
1,640,000	Alhambra, CA (Atherton Baptist Homes)	7.500	01/01/2030	1,705,649
1,000,000	Alhambra, CA (Atherton Baptist Homes)	7.625	01/01/2040	1,033,080
4,000,000	Alum Rock, CA Union Elementary School District[1]	6.000	08/01/2039	4,492,640
25,000	Alvord, CA Unified School District Community Facilities District	5.875	09/01/2034	23,754
100,000	Alvord, CA Unified School District Community Facilities District Special Tax	4.500	09/01/2017	102,082
945,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.125	09/01/2031	972,518
955,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.125	09/01/2032	979,448
1,380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250	09/01/2040	1,405,958
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2034	3,162,938
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2039	7,380,188
25,000	Apple Valley, CA Redevel. Agency Tax Allocation[1]	5.000	06/01/2032	24,126
500,000	Arvin, CA Community Redevel. Agency	5.000	09/01/2025	467,220
2,435,000	Arvin, CA Community Redevel. Agency	5.125	09/01/2035	2,101,332
600,000	Arvin, CA Community Redevel. Agency Tax Allocation	6.500	09/01/2038	596,286
895,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000	09/01/2021	912,828
955,000	Bakersfield, CA Improvement Bond Act 1915	5.000	09/02/2027	791,600
465,000	Bakersfield, CA Improvement Bond Act 1915	5.350	09/02/2022	442,164
1,260,000	Bakersfield, CA Improvement Bond Act 1915	5.400	09/02/2025	1,139,242
1,630,000	Bakersfield, CA Improvement Bond Act 1915	7.375	09/02/2028	1,489,315
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.250	12/01/2035	10,803,600

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.500%		04/01/2043	$10,493,300
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.625		04/01/2044	10,747,900
750,000	Beaumont, CA Financing Authority, Series A	5.000		09/01/2036	736,868
115,000	Beaumont, CA Financing Authority, Series A	5.125		09/01/2028	111,529
120,000	Beaumont, CA Financing Authority, Series A	5.250		09/01/2029	116,694
2,700,000	Beaumont, CA Financing Authority, Series A	5.350		09/01/2036	2,705,778
250,000	Beaumont, CA Financing Authority, Series A	5.625		09/01/2032	244,975
4,410,000	Beaumont, CA Financing Authority, Series A	5.875		09/01/2042	4,281,228
1,500,000	Beaumont, CA Financing Authority, Series A	6.375		09/01/2042	1,512,600
1,050,000	Beaumont, CA Financing Authority, Series A	6.875		09/01/2036	1,101,429
5,000	Beaumont, CA Financing Authority, Series A	7.000		09/01/2023	5,008
685,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2027	645,291
185,000	Beaumont, CA Financing Authority, Series B	5.400		09/01/2035	176,727
1,525,000	Beaumont, CA Financing Authority, Series B	6.000		09/01/2034	1,515,896
130,000	Beaumont, CA Financing Authority, Series B	8.625		09/01/2039	134,109
60,000	Beaumont, CA Financing Authority, Series B	8.875		09/01/2034	61,916
2,000,000	Beaumont, CA Financing Authority, Series D	5.800		09/01/2035	2,010,240
3,245,000	Beaumont, CA Financing Authority, Series E	6.250		09/01/2038	3,247,791
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)	5.300		09/01/2035	455,745
30,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.650		05/01/2029	29,294
2,280,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	9.750		05/01/2038	2,542,861
1,010,000	Brea, CA Redevel. Agency	6.595	[3]	08/01/2031	308,212
2,930,000	Brea, CA Redevel. Agency	6.679	[3]	08/01/2032	825,703
2,300,000	Brea, CA Redevel. Agency	6.835	[3]	08/01/2033	595,516
5,000,000	Brea, CA Redevel. Agency	6.872	[3]	08/01/2034	1,184,100
2,000,000	Burbank Glendale Pasadena, CA Airport Authority[1]	5.000		07/01/2042	1,880,720
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)	7.000		10/01/2020	60,128
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)[1]	6.000		09/01/2037	3,218,520
2,000,000	CA ABAG Finance Authority for NonProfit Corporations (Odd Fellows Home of California)[1]	5.000		04/01/2042	1,921,880
65,000	CA ABAG Finance Authority for NonProfit Corporations (Redding Assisted Living Corp.)	5.250		11/15/2031	55,969
5,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)[1]	5.950		01/01/2024	5,020
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350		10/01/2029	25,008

20	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 75,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.000%		01/01/2023	$74,998
20,000	CA Bay Area Government Association	4.125		09/01/2019	19,954
2,845,000	CA Communities Transportation Revenue COP[1]	6.000		06/01/2042	2,991,973
6,530,000	CA County Tobacco Securitization Agency[1]	5.000		06/01/2047	4,905,663
39,700,000	CA County Tobacco Securitization Agency	5.750	[3]	06/01/2057	385,884
13,305,000	CA County Tobacco Securitization Agency	5.820	[3]	06/01/2033	2,993,093
45,600,000	CA County Tobacco Securitization Agency	6.125	[3]	06/01/2057	372,096
82,110,000	CA County Tobacco Securitization Agency	6.423	[3]	06/01/2046	2,569,222
51,500,000	CA County Tobacco Securitization Agency	6.700	[3]	06/01/2057	357,925
55,250,000	CA County Tobacco Securitization Agency	6.901	[3]	06/01/2057	308,295
71,700,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	726,321
347,900,000	CA County Tobacco Securitization Agency	7.550	[3]	06/01/2055	2,459,653
409,500,000	CA County Tobacco Securitization Agency	8.251	[3]	06/01/2055	2,895,165
850,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100		06/01/2028	744,345
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	2,958,991
7,315,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	5,720,623
6,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	4,088,760
3,000,000	CA County Tobacco Securitization Agency (TASC)	5.450		06/01/2028	2,686,950
10,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.600		06/01/2036	8,720,920
28,470,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046	22,789,950
3,640,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	3,712,264
9,985,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	10,018,350
1,620,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	1,619,870
10,760,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	10,758,709
17,470,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	17,467,904
9,645,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	9,644,807
1,075,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2043	1,074,893
5,170,000	CA County Tobacco Securitization Agency (TASC)[1]	6.250		06/01/2037	5,189,026
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375	[3]	06/01/2046	4,097,157
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600	[3]	06/01/2046	2,006,900
4,405,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.000		06/01/2035	4,079,250
5,000,000	CA Educational Facilities Authority (Chapman University)[1]	5.000		04/01/2031	5,153,750
1,250,000	CA Educational Facilities Authority (San Francisco University)[1]	6.125		10/01/2036	1,397,638
90,000	CA Educational Facilities Authority (University of Redlands)[1]	5.000		06/01/2033	88,769
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	2,727,700

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 240,000	CA GO1	5.000%	02/01/2032	$240,000
100,000	CA GO1	5.000	02/01/2032	100,269
45,000	CA GO1	5.000	02/01/2033	45,000
25,000	CA GO1	5.000	02/01/2033	25,067
50,000	CA GO1	5.000	02/01/2033	50,000
15,000	CA GO1	5.000	02/01/2033	15,040
7,800,000	CA GO1	5.000	02/01/2038	7,962,396
35,000	CA GO1	5.250	06/01/2021	35,565
5,000	CA GO1	5.500	10/01/2022	5,042
1,500,000	CA GO1	6.000	03/01/2033	1,714,005
60,000	CA GO1	6.250	10/01/2019	60,589
200,000	CA GO1	6.250	10/01/2019	201,964
5,000,000	CA GO1	6.500	04/01/2033	5,859,950
21,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125	06/01/2047	14,995,890
14,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300	06/01/2037	10,857,420
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)[1]	6.250	02/01/2026	2,303,969
380,000	CA Health Facilities Financing Authority (Hospital of the Good Samaritan)[1]	7.000	09/01/2021	380,068
1,340,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)[1]	5.125	07/01/2018	1,341,930
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[2]	5.500	10/01/2039	15,312,926
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	6.250	10/01/2028	184,378
5,000,000	CA Health Facilities Financing Authority (Scripps Health)[1]	5.000	11/15/2040	4,897,500
5,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	5,511,000
13,500,000	CA Health Facilities Financing Authority (Sutter Health)[2]	5.250	08/15/2031	14,028,660
100,000	CA HFA (Home Mtg.)[1]	5.050	02/01/2029	91,816
5,000,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2028	5,052,150
745,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	692,731
3,950,000	CA HFA (Home Mtg.)[1]	5.550	08/01/2033	3,873,607
25,000	CA HFA (Multifamily Hsg.)[1]	5.375	08/01/2028	24,886
65,000	CA HFA (Multifamily Hsg.)[1]	5.375	02/01/2036	65,010
920,000	CA HFA (Multifamily Hsg.)[1]	5.950	08/01/2028	921,003

22	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 7,570,000	CA HFA (Multifamily Hsg.)[1]	6.000%	02/01/2038	$7,781,127
4,585,000	CA HFA (Multifamily Hsg.), Series A1	5.200	08/01/2022	4,644,238
465,000	CA HFA (Multifamily Hsg.), Series A1	5.900	02/01/2028	474,602
6,975,000	CA HFA (Multifamily Hsg.), Series B1	5.400	08/01/2028	7,156,838
125,000	CA HFA (Multifamily Hsg.), Series B1	5.500	08/01/2039	116,049
190,000	CA HFA, Series E1	5.000	02/01/2024	191,018
1,400,000	CA Independent Cities Finance Authority (Augusta Communities Mobile Home Park)[1]	5.000	05/15/2039	1,318,716
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250	07/15/2045	1,037,570
500,000	CA Independent Cities Finance Authority Mobile Home Park (Millbrook)	5.000	02/15/2048	425,555
715,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)[1]	5.250	05/15/2037	686,800
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)[1]	5.500	05/15/2047	966,140
40,000	CA Independent Cities Lease Finance Authority (Caritas Affordable Hsg.)[1]	5.375	08/15/2040	38,861
30,000	CA Infrastructure and Economic Devel. (Vermont Village Human Services Corp.)[1]	5.000	09/01/2035	30,041
110,000	CA Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek)	6.000	09/01/2033	112,704
65,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	67,226
10,000	CA MobileHome Park Financing Authority (Palomar Estates East & West)	5.100	09/15/2023	9,999
1,250,000	CA Municipal Finance Authority (Biola University)[1]	5.000	10/01/2038	1,206,538
200,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	213,742
540,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)[1]	6.400	08/15/2045	562,221
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	5.750	10/01/2034	244,885
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	5.750	01/01/2033	1,080,910
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	6.000	01/01/2042	1,092,370
850,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.750	01/01/2022	866,983
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.625	01/01/2032	1,102,935
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.875	01/01/2042	2,204,259
1,000,000	CA Municipal Finance Authority (INSD-Lincoln Glen Manor for Senior Citizens)[1]	6.000	04/01/2031	1,056,930
1,500,000	CA Municipal Finance Authority (OCEAA)	7.000	10/01/2039	1,340,835
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	5.875	05/15/2029	1,829,573

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	6.125%		05/15/2039	$1,047,920
600,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500		11/01/2031	664,020
1,250,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500		11/01/2041	1,379,813
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)[1]	5.500		08/15/2047	4,924,200
1,400,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)	5.500		12/01/2024	1,242,430
85,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	85,316
955,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	958,553
2,795,000	CA Public Works[1]	5.750		03/01/2030	3,060,301
2,500,000	CA Public Works[1]	6.000		03/01/2035	2,800,450
365,000	CA Public Works[1]	6.125		11/01/2029	422,469
8,370,000	CA Public Works[1]	6.375		11/01/2034	9,754,063
885,000	CA Public Works[1]	6.625		11/01/2034	887,478
2,000,000	CA Public Works (California State Prisons)[1]	5.750		10/01/2031	2,145,120
900,000	CA Public Works (Dept. of Mental Health)[1]	5.000		11/01/2031	918,315
5,000,000	CA Public Works (Dept. of State Hospitals)[1]	5.000		06/01/2029	5,176,500
1,250,000	CA Public Works (Judicial Council)[1]	5.000		12/01/2031	1,269,500
125,000	CA Public Works (Trustees California State University)[1]	6.000		04/01/2027	143,840
25,000	CA Public Works (Various State Universities)[1]	5.400		10/01/2022	25,084
2,455,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		08/01/2047	1,257,328
305,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.500		08/01/2047	106,674
1,250,000	CA School Finance Authority Charter School (Coastal Academy)[1]	5.000		10/01/2042	1,105,238
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850	[3]	06/01/2047	1,167,724
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300	[3]	06/01/2056	1,555,950
100,000,000	CA Silicon Valley Tobacco Securitization Authority	6.850	[3]	06/01/2056	359,000
36,465,000	CA Silicon Valley Tobacco Securitization Authority	7.663	[3]	06/01/2041	4,197,486
108,920,000	CA Silicon Valley Tobacco Securitization Authority	8.597	[3]	06/01/2036	19,275,572
40,000	CA State University (Hayward Foundation)[1]	5.250		08/01/2025	40,210
95,000	CA Statewide CDA	5.000		09/02/2018	97,903
135,000	CA Statewide CDA	5.000		09/02/2019	138,698
230,000	CA Statewide CDA	5.125		09/02/2020	235,129

24	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 2,845,000	CA Statewide CDA	5.125%		09/02/2025	$2,653,873
100,000	CA Statewide CDA	6.527	[3]	09/01/2028	35,573
75,000	CA Statewide CDA	6.625		09/01/2027	75,032
50,000	CA Statewide CDA	6.750		09/01/2037	50,239
100,000	CA Statewide CDA	6.773	[3]	09/01/2034	22,286
15,000	CA Statewide CDA	7.000		07/01/2022	15,017
3,170,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200		06/01/2036	3,212,954
1,405,000	CA Statewide CDA (East Tabor Apartments)	6.850		08/20/2036	1,450,283
1,000,000	CA Statewide CDA (Enloe Medical Center)[1]	5.750		08/15/2038	1,040,010
1,250,000	CA Statewide CDA (Enloe Medical Center)[1]	6.250		08/15/2033	1,416,088
600,000	CA Statewide CDA (Episcopal Communities and Services)[1]	5.000		05/15/2032	573,546
1,000,000	CA Statewide CDA (Huntington Park Charter School)	5.250		07/01/2042	806,030
75,000	CA Statewide CDA (Lincoln Apartments)[1]	5.350		09/20/2036	75,028
2,019,578	CA Statewide CDA (Microgy Holdings)[4]	9.000		12/01/2038	17,550
5,820,000	CA Statewide CDA (Mountain Shadows Community)	5.000		07/01/2031	4,941,820
1,105,000	CA Statewide CDA (Napa Valley Hospice)	7.000		01/01/2034	973,538
1,115,000	CA Statewide CDA (Notre Dame de Namur University)	6.500		10/01/2023	1,115,981
4,635,000	CA Statewide CDA (Notre Dame de Namur University)	6.625		10/01/2033	4,635,093
30,000	CA Statewide CDA (Quail Ridge Apartments)	5.375		07/01/2032	21,320
1,290,000	CA Statewide CDA (Quail Ridge Apartments)[4]	6.500		07/01/2032	934,347
1,935,000	CA Statewide CDA (Quail Ridge Apartments)[4]	9.000		07/01/2032	966,997
425,000	CA Statewide CDA (Rio Bravo)	6.500		12/01/2018	399,657
220,000	CA Statewide CDA (Stonehaven Student Hsg.)	5.875		07/01/2032	204,461
325,000	CA Statewide CDA (Sycamore)[1]	6.000		03/20/2038	341,523
165,000	CA Statewide CDA COP (Internext Group)[1]	5.375		04/01/2030	165,043
2,000,000	CA Statewide CDA School Facilities (47th & Main)[1]	6.375		07/01/2047	2,013,440
195,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842	[3]	09/01/2022	114,282
9,690,000	CA Statewide CDA, Series A	5.150		09/02/2037	7,730,585
5,660,000	CA Statewide CDA, Series B	6.250		09/02/2037	5,230,463
45,175,000	CA Statewide Financing Authority Tobacco Settlement	6.375	[3]	06/01/2046	2,364,008
220,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	1,555,400
25,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	24,997

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 8,295,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000%	05/01/2037	$8,294,005
6,590,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000	05/01/2043	6,589,209
14,035,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000	05/01/2043	14,033,316
1,360,000	CA Valley Sanitation District	5.200	09/02/2030	1,186,722
55,000	CA Western Hills Water District Special Tax	5.000	09/01/2014	54,349
25,000	CA Western Hills Water District Special Tax	5.200	09/01/2019	22,176
105,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.000	09/01/2024	100,492
4,495,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.125	09/01/2031	4,217,119
270,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.700	09/01/2020	256,130
90,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.750	09/01/2022	84,160
3,695,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.875	09/01/2031	3,278,352
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.500	09/01/2036	917,825
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.550	09/01/2036	853,787
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250	08/01/2033	36,973
25,000	Campbell, CA (Civic Center) COP[1]	5.125	10/01/2019	25,098
225,000	Campbell, CA COP (Civic Center)[1]	5.250	10/01/2028	225,650
25,000	Carlsbad, CA Improvement Bond Act 1915	5.500	09/02/2028	25,013
100,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500	10/01/2036	109,364
85,000	Carson, CA Redevel. Agency Tax Allocation[1]	5.000	10/01/2034	78,221
1,500,000	Carson, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2036	1,667,460
4,510,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	4,541,886
930,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2023	927,777
2,175,000	Chowchilla, CA Community Facilities Sales Tax District	5.000	09/01/2037	1,798,834
1,425,000	Chowchilla, CA Redevel. Agency	5.000	08/01/2037	1,178,988
140,000	Chula Vista, CA COP[1]	5.000	08/01/2032	141,074
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875	01/01/2034	2,222,800

26	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 11,360,000	Citrus, CA Community College District[2]	5.500%	06/01/2031	$12,510,427
2,265,000	Clovis, CA Public Financing Authority[1]	5.000	03/01/2027	2,318,545
1,515,000	Colton, CA Community Facilities District Special Tax	7.500	09/01/2020	1,517,879
3,715,000	Compton, CA Community College District[1]	6.750	08/01/2034	4,109,162
7,000,000	Compton, CA Public Finance Authority	5.250	09/01/2027	5,420,100
5,000	Contra Costa County, CA Public Financing Authority Tax Allocation[1]	5.850	08/01/2033	4,697
4,870,000	Corcoran, CA Hospital District[1]	8.000	08/01/2034	5,290,378
955,000	Corona, CA Community Facilities District (Buchanan Street)	5.150	09/01/2036	896,134
250,000	Corona-Norco, CA Unified School District	6.000	09/01/2037	243,165
50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)[1]	5.000	12/15/2037	47,958
965,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)	6.500	12/15/2047	913,189
1,300,000	Dehesa, CA School District[1]	5.250	08/01/2043	1,318,616
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax	6.375	09/01/2038	1,867,224
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2039	4,125,028
1,000,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125	08/01/2028	982,050
15,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000	06/01/2036	15,913,200
6,875,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000	06/01/2037	7,155,638
185,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2030	172,307
305,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2037	269,571
370,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.100	09/01/2037	331,742
50,000	Eastern CA Municipal Water District Community Facilities Special Tax (Barrington Heights)	5.125	09/01/2035	51,202
1,450,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)	5.625	09/01/2034	1,485,192
380,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2003-25	5.000	09/01/2036	389,097
20,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2004-26	5.000	09/01/2025	20,479
1,580,000	Emeryville, CA Public Financing Authority[1]	5.200	09/01/2022	1,611,568
25,000	Etiwanda, CA School District Special Tax	5.400	09/01/2035	23,234
10,270,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2	6.000	09/01/2037	9,392,942

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 1,000,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)	6.875%	09/01/2038	$1,007,360
100,000	Fillmore, CA Public Financing (Central City Redevel.)	5.500	06/01/2031	90,797
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500	09/01/2032	2,534,675
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	10,003
1,500,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.000	01/01/2035	1,475,730
155,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road[1]	5.750	01/15/2040	150,488
20,000	Fremont, CA Community Facilities District (Pacific Commons)	6.250	09/01/2026	20,009
1,000,000	Fullerton, CA Community Facilities District No. 1 Special Tax (Amerige Heights)[1]	5.000	09/01/2026	1,024,410
1,000,000	Fullerton, CA Community Facilities District No. 1 Special Tax (Amerige Heights)[1]	5.000	09/01/2032	984,250
1,010,000	Greenfield, CA Union School District	7.000	09/01/2040	1,040,845
5,145,000	Grossmont, CA Union High School District[2]	5.500	08/01/2030	5,692,321
4,895,000	Grossmont, CA Union High School District[2]	5.500	08/01/2031	5,394,751
95,000	Guadalupe, CA Redevel. Agency Tax Allocation[1]	5.125	08/01/2035	95,022
1,015,000	Healdsburg, CA Community Redevel. Agency Tax Allocation (Sotoyome Community Devel.)[1]	5.125	08/01/2031	1,030,032
100,000	Hemet, CA Redevel. Agency Tax Allocation[1]	5.125	09/15/2030	95,548
1,020,000	Hemet, CA Unified School District	5.100	09/01/2030	918,643
785,000	Hemet, CA Unified School District	5.125	09/01/2036	743,795
1,505,000	Hemet, CA Unified School District	5.250	09/01/2035	1,455,290
1,155,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.375	09/01/2026	1,138,426
60,000	Hemet, CA Unified School District Community Facilities District Special Tax	5.625	09/01/2035	59,999
1,345,000	Hesperia, CA Public Financing Authority, Tranche A	6.250	09/01/2035	1,296,620
3,325,000	Hesperia, CA Public Financing Authority, Tranche B	6.250	09/01/2035	3,205,400
3,305,000	Hesperia, CA Public Financing Authority, Tranche C	6.250	09/01/2035	3,186,119
1,065,000	Hesperia, CA Unified School District	5.000	09/01/2030	1,021,250
50,000	Hesperia, CA Unified School District	5.200	09/01/2035	45,251
2,115,000	Hesperia, CA Unified School District COP[1]	5.000	02/01/2038	2,088,520
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax	5.900	09/01/2037	1,001,715
7,000,000	Imperial, CA Irrigation District[1]	6.250	11/01/2031	7,807,310
2,215,000	Indio, CA Community Facilities District Special Tax	5.250	09/01/2027	2,175,994
1,000,000	Indio, CA Community Facilities District Special Tax	5.250	09/01/2036	906,880

28	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 285,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.000%		09/01/2020	$292,889
300,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.000		09/01/2021	305,949
625,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.050		09/01/2026	609,788
30,000	Indio, CA Hsg. (Olive Court Apartments)[1]	6.375		12/01/2026	30,105
1,990,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-03	6.125		09/02/2029	2,003,174
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-5 (Sunburst)	5.875		09/02/2029	25,096
354,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[3]	06/01/2057	3,353,374
3,080,000	Ione, CA Special Tax Community Facilities District 2005-2-A	6.000		09/01/2036	3,060,781
30,000	Jurupa, CA Community Services District Special Tax	5.000		09/01/2036	27,573
650,000	Jurupa, CA Community Services District Special Tax (Eastvale Area)	6.375		09/01/2033	672,679
2,650,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 15 (Eastvale)	6.500		09/01/2042	2,742,750
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 25	6.000		09/01/2042	1,008,210
500,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 38	6.375		09/01/2040	517,445
1,250,000	Jurupa, CA Community Services District Special Tax Community Facilties District No. 31 (Eastvale)	5.000		09/01/2042	1,191,088
110,000	Jurupa, CA Public Financing Authority	6.000		09/01/2032	112,666
1,000,000	Jurupa, CA Public Financing Authority	6.125		09/01/2040	1,017,440
1,140,000	Jurupa, CA Public Financing Authority	6.125		09/01/2040	1,159,882
20,000	Kingsburg, CA Public Financing Authority	8.000		09/15/2021	20,045
50,000	La Quinta, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2029	50,063
2,500,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	5.600		02/15/2033	2,347,500
1,895,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	6.625		02/15/2025	1,914,746
480,000	Lake Berryessa, CA Resort Improvement District	5.250		09/02/2017	433,843
1,430,000	Lake Berryessa, CA Resort Improvement District	5.500		09/02/2027	1,099,927
2,380,000	Lake Berryessa, CA Resort Improvement District	5.550		09/02/2037	1,650,411
2,020,000	Lake Elsinore, CA Community Facilities District No. 2006-2 Special Tax (Viscaya)	5.400		09/01/2036	1,922,737
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2032	608,920
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2037	314,900

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	29

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,000,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000%		09/01/2042	$925,080
120,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.875		09/01/2027	123,650
245,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.875		09/01/2028	252,455
155,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.000		09/01/2029	159,728
200,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.000		09/01/2030	206,088
2,050,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.250		09/01/2040	2,112,218
1,205,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)	5.250		09/01/2038	1,106,009
920,000	Lake Elsinore, CA Special Tax	5.200		09/01/2026	921,684
2,800,000	Lake Elsinore, CA Special Tax	5.250		09/01/2037	2,725,268
1,150,000	Lake Elsinore, CA Special Tax	5.350		09/01/2036	1,161,144
1,175,000	Lake Elsinore, CA Special Tax	5.350		09/01/2036	1,110,986
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7	6.250		09/01/2040	1,298,983
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6	5.900		09/01/2037	1,098,526
420,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[5]	09/01/2025	349,940
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[5]	09/01/2026	308,644
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[5]	09/01/2027	716,133
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[5]	09/01/2028	796,230
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[5]	09/01/2029	398,095
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[5]	09/01/2030	394,120
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[5]	09/01/2032	775,000
1,340,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	5.000		08/01/2024	1,308,443
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2034	1,805,237
1,010,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	1,084,912
20,000	Lathrop, CA Financing Authority (Water Supply)	5.600		06/01/2018	20,138
10,000	Lathrop, CA Financing Authority (Water Supply)	5.700		06/01/2019	10,061

30	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,675,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	5.100%		09/02/2035	$1,504,954
50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.000		09/02/2022	50,306
20,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125		09/02/2028	20,059
60,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125		09/02/2033	60,086
4,305,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	4,336,857
625,000	Lee Lake, CA Water District Community Facilities District No. 2 Special Tax (Montecito Ranch)	6.125		09/01/2032	627,938
4,000,000	LeMoore, CA Redevel. Agency Tax Allocation[1]	7.375		08/01/2040	4,271,960
635,000	Lincoln, CA Special Tax	5.000		09/01/2026	601,091
2,325,000	Lindsay, CA Unified School District[1]	5.000		08/01/2043	2,335,904
20,000	Live Oak, CA School District (Santa Cruz County)[1]	5.000		08/01/2033	20,123
2,625,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2026	2,650,148
70,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2032	70,545
150,000	Long Beach, CA Bond Finance Authority (Redevel. Hsg. & Gas Utilities)[1]	5.000		08/01/2025	153,123
50,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2028	53,034
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	1,029,320
1,200,000	Los Alamitos, CA Unified School District COP	0.000	[5]	08/01/2034	633,816
15,000,000	Los Angeles, CA Community College District[2]	5.000		08/01/2033	15,580,050
10,000,000	Los Angeles, CA Community College District[2]	6.000		08/01/2033	11,595,000
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)[1]	6.500		09/01/2039	2,248,864
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.000		12/01/2026	1,486,926
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.250		05/15/2024	15,643,853
10,215,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2025	11,181,339
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2026	10,779,289
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2027	11,842,327
10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2028	10,783,681
15,000,000	Los Angeles, CA Dept. of Water & Power[1]	0.050	[6]	07/01/2035	15,000,000
3,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2034	3,297,630
12,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2038	13,106,640

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	31

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 16,300,000	Los Angeles, CA Harbor Dept.[2]	5.250%		08/01/2034	$17,606,445
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.000		06/01/2029	2,167,640
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.250		06/01/2034	2,187,320
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.375		06/01/2039	538,300
1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	1,019,220
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2027	667,700
200,000	Los Angeles, CA Multifamily Hsg. (Park Plaza West)[1]	5.500		01/20/2043	200,066
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	6.000		09/01/2039	4,540,400
2,500,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2029	2,633,300
1,485,000	Los Angeles, CA Unified School District COP (Headquarters Building)[1]	5.000		10/01/2029	1,522,229
1,075,000	Los Angeles, CA Unified School District COP (Headquarters Building)[1]	5.000		10/01/2030	1,095,511
1,090,000	Los Angeles, CA Unified School District COP (Headquarters Building)[1]	5.000		10/01/2031	1,097,903
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750		03/15/2028	85,060
475,000	Malibu, CA Community Facilities District Special Tax (Carbon Beach)	5.875		09/01/2039	489,283
950,000	Martinez, CA Unified School District[1]	0.000	[5]	08/01/2035	968,345
4,530,000	Mayers, CA Memorial Hospital District[1]	7.875		06/01/2041	4,619,739
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater	5.150		07/01/2035	1,134,595
100,000	Menifee, CA Union School District Special Tax	5.000		09/01/2022	100,257
400,000	Menifee, CA Union School District Special Tax	5.200		09/01/2035	384,252
500,000	Menifee, CA Union School District Special Tax	5.250		09/01/2035	468,335
250,000	Menifee, CA Union School District Special Tax	5.250		09/01/2036	240,923
4,705,000	Metropolitan Water District of Southern California[1]	5.000		07/01/2032	4,952,295
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)[1]	8.100		03/01/2027	3,365,070
25,000	Moreno Valley, CA Unified School District Community Facilities District	5.100		09/01/2028	25,014
1,475,000	Moreno Valley, CA Unified School District Community Facilities District	5.150		09/01/2035	1,389,627
680,000	Moreno Valley, CA Unified School District Community Facilities District	5.200		09/01/2036	642,444
1,665,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-6	5.000		09/01/2022	1,684,614
3,275,000	Mountain House, CA Public Financing Authority Utility System[1]	5.750		12/01/2035	3,425,847
235,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)	5.125		09/01/2035	213,474

32	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 2,000,000	Newport Beach, CA (Hoag Memorial Hospital Presbyterian)[1]	6.000%		12/01/2040	$2,555,840
2,000,000	Norco, CA Redevel. Agency Tax Allocation[1]	6.000		03/01/2036	2,100,620
157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.700	[3]	06/01/2045	3,720,973
1,250,000	Northern Humboldt, CA Union High School District[1]	6.500		08/01/2034	1,398,600
2,000,000	Northern, CA Inyo County Local Hospital District[1]	6.375		12/01/2025	2,118,480
1,000,000	Oak Valley, CA Hospital District[1]	7.000		11/01/2035	1,020,020
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100		06/01/2027	9,816
1,000,000	Oakland, CA GO1	6.000		01/15/2034	1,081,860
250,000	Oakland, CA GO1	6.250		01/15/2039	271,895
2,500,000	Oakland, CA Unified School District[1]	5.250		08/01/2024	2,508,275
2,000,000	Oakland, CA Unified School District	5.500		08/01/2032	1,988,340
4,595,000	Oakland, CA Unified School District	6.125		08/01/2029	4,882,142
250,000	Oakland, CA Unified School District	6.500		08/01/2022	285,003
250,000	Oakland, CA Unified School District	6.500		08/01/2023	284,848
250,000	Oakland, CA Unified School District	6.500		08/01/2024	280,700
865,000	Oakley, CA Public Finance Authority	5.200		09/02/2026	848,081
2,900,000	Oakley, CA Public Finance Authority	5.250		09/02/2036	2,687,894
3,195,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)	7.625		09/01/2038	3,044,995
3,675,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	3,693,743
210,000	Orange County, CA Community Facilities District (Ladera Ranch)	5.550		08/15/2033	210,336
2,000,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)	6.000		10/01/2040	2,044,140
320,000	Palm Desert, CA Financing Authority[1]	5.000		04/01/2030	310,989
25,000	Palm Desert, CA Financing Authority[1]	5.000		08/01/2033	22,242
440,000	Palm Desert, CA Financing Authority	5.050	[3]	08/01/2015	402,314
390,000	Palm Desert, CA Financing Authority	5.100	[3]	08/01/2016	339,089
500,000	Palm Desert, CA Financing Authority[1]	5.200		10/01/2028	475,630
230,000	Palm Desert, CA Financing Authority	5.650	[3]	04/01/2018	179,566
265,000	Palm Desert, CA Financing Authority	5.750	[3]	04/01/2019	193,969
305,000	Palm Desert, CA Financing Authority	5.850	[3]	04/01/2020	208,834
340,000	Palm Desert, CA Financing Authority	5.950	[3]	04/01/2021	217,294
380,000	Palm Desert, CA Financing Authority	6.000	[3]	04/01/2022	227,369
1,605,000	Palm Desert, CA Financing Authority	6.000	[3]	08/01/2022	939,342
395,000	Palm Desert, CA Financing Authority	6.010	[3]	04/01/2023	218,810

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	33

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,755,000	Palm Desert, CA Financing Authority	6.010	% [3]	08/01/2023	$951,333
410,000	Palm Desert, CA Financing Authority	6.020	[3]	04/01/2024	211,564
1,910,000	Palm Desert, CA Financing Authority	6.020	[3]	08/01/2024	963,347
430,000	Palm Desert, CA Financing Authority	6.030	[3]	04/01/2025	203,532
2,070,000	Palm Desert, CA Financing Authority	6.030	[3]	08/01/2025	957,603
445,000	Palm Desert, CA Financing Authority	6.040	[3]	04/01/2026	193,597
2,235,000	Palm Desert, CA Financing Authority	6.040	[3]	08/01/2026	948,869
465,000	Palm Desert, CA Financing Authority	6.050	[3]	04/01/2027	185,772
1,400,000	Palm Desert, CA Financing Authority	6.050	[3]	08/01/2027	546,686
480,000	Palm Desert, CA Financing Authority	6.060	[3]	04/01/2028	175,853
1,415,000	Palm Desert, CA Financing Authority	6.060	[3]	08/01/2028	506,697
500,000	Palm Desert, CA Financing Authority	6.070	[3]	04/01/2029	166,965
1,370,000	Palm Desert, CA Financing Authority	6.070	[3]	08/01/2029	446,935
520,000	Palm Desert, CA Financing Authority	6.080	[3]	04/01/2030	158,044
1,430,000	Palm Desert, CA Financing Authority	6.080	[3]	08/01/2030	424,381
540,000	Palm Desert, CA Financing Authority	6.090	[3]	04/01/2031	150,476
1,495,000	Palm Desert, CA Financing Authority	6.090	[3]	08/01/2031	406,670
560,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2032	142,828
1,560,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2032	388,284
580,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2033	135,674
1,625,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2033	370,890
590,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2034	127,422
1,705,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2034	359,244
2,075,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2035	405,953
4,995,000	Palm Desert, CA Improvement Bond Act 1915	5.100		09/02/2037	3,921,575
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.450		07/01/2020	116,897
450,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.550		07/01/2028	421,812
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.400		07/01/2023	250,508
440,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.500		07/01/2027	437,584
85,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)[1]	5.250		01/01/2022	85,326
10,000	Palm Springs, CA Improvement Bond Act 1915	5.550		09/02/2023	9,969
1,355,000	Palmdale, CA Community Facilities District Special Tax	5.400		09/01/2035	1,276,667
6,255,000	Palmdale, CA Community Facilities District Special Tax	6.125		09/01/2037	5,848,738

34	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 5,240,000	Palmdale, CA Community Facilities District Special Tax	6.250%	09/01/2035	$5,051,517
75,000	Palmdale, CA Community Redevel. Agency[1]	5.000	09/01/2034	68,004
375,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1	5.700	08/01/2018	376,170
25,000	Paramount, CA Redevel. Agency Tax Allocation[1]	5.000	08/01/2020	25,073
3,850,000	Paramount, CA Redevel. Agency Tax Allocation[1]	5.000	08/01/2023	3,861,281
55,000	Parlier, CA Redevel. Agency Tax Allocation[1]	5.200	08/01/2028	54,436
2,025,000	Perris, CA Community Facilities District Special Tax (Amber Oaks)	6.000	09/01/2034	2,039,843
2,500,000	Perris, CA Community Facilities District Special Tax (Chaparral Ridge)	6.250	09/01/2033	2,527,000
10,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.100	09/01/2030	9,539
120,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.150	09/01/2035	110,912
1,270,000	Perris, CA Community Facilities District Special Tax, Series A	5.750	09/01/2035	1,268,349
2,500,000	Perris, CA Community Facilities District Special Tax, Series B	6.000	09/01/2034	2,518,325
135,000	Perris, CA Public Financing Authority	5.000	09/01/2017	136,532
85,000	Perris, CA Public Financing Authority	5.100	09/01/2018	85,949
2,000,000	Perris, CA Public Financing Authority	5.350	10/01/2036	1,826,580
375,000	Perris, CA Public Financing Authority[1]	5.750	10/01/2031	384,008
10,000	Perris, CA Public Financing Authority, Series A	6.000	09/01/2023	10,207
80,000	Perris, CA Public Financing Authority, Series A	6.125	09/01/2034	80,866
1,815,000	Perris, CA Public Financing Authority, Series A	6.250	09/01/2033	1,834,602
2,015,000	Perris, CA Public Financing Authority, Series A	6.600	09/01/2038	2,054,434
2,035,000	Perris, CA Public Financing Authority, Series C	6.200	09/01/2038	1,996,803
845,000	Perris, CA Public Financing Authority, Series D	5.500	09/01/2024	847,155
6,510,000	Perris, CA Public Financing Authority, Series D	5.800	09/01/2038	6,391,518
2,500,000	Perris, CA Union High School District	6.125	09/01/2041	2,532,400
2,000,000	Perris, CA Union High School District Financing Authority	6.000	09/01/2033	2,040,900
3,210,000	Pittsburgh, CA Redevel. Agency Tax Allocation (Los Medanos Community Devel.)[1]	5.000	08/01/2021	3,219,662
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.250	02/01/2020	1,308,145
500,000	Pomona, CA Public Financing Authority (Water Facilities)[1]	5.000	05/01/2047	500,075
50,000	Pomona, CA Unified School District[1]	6.150	08/01/2030	56,002

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	35

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 265,000	Poway, CA Redevel. Agency Tax Allocation (Paguay Redevel.)[1]	5.000%		06/15/2033	$263,007
500,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14 (Torrey Highland Subarea)	6.125		09/01/2041	506,480
800,000	Poway, CA Unified School District Special Tax Community Facilities District No. 6-4 (South Ranch)[1]	5.125		09/01/2035	801,296
3,000,000	Ramona, CA Unified School District COP[1]	5.000		05/01/2032	2,828,970
600,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)	5.000		09/01/2027	571,962
5,450,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Etiwanda)	5.375		09/01/2036	5,203,715
570,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.000		09/01/2027	559,808
500,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.375		09/01/2036	477,405
75,000	Rancho Mirage, CA Redevel. Agency Tax Allocation[1]	5.000		04/01/2033	68,750
5,000,000	Rancho, CA Water District Financing Authority[1]	5.000		08/01/2028	5,317,000
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.875		09/01/2033	2,602,759
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250		09/01/2026	484,953
10,000	Richgrove, CA School District	6.375		07/01/2018	10,079
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)[1]	5.750		08/01/2029	2,136,680
2,660,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000		12/15/2026	2,406,209
1,165,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000		12/15/2033	981,850
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)[1]	6.250		06/30/2037	2,647,750
10,530,000	Rio Hondo, CA Community College District	0.000	[5]	08/01/2042	6,097,291
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1	5.850		09/01/2035	2,864,040
100,000	River Islands, CA Public Financing Authority	6.000		09/01/2027	95,160
25,000	River Islands, CA Public Financing Authority	6.000		09/01/2035	23,050
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)	5.000		08/01/2032	241,143
2,910,000	Riverside County, CA Community Facilities District (Scott Road)	5.000		09/01/2042	2,558,734
25,000	Riverside County, CA Community Facilities District Special Tax	5.600		09/01/2019	25,213
1,600,000	Riverside County, CA Palm Desert Financing Authority[1]	6.000		05/01/2022	1,772,592
815,000	Riverside County, CA Public Financing Authority[1]	5.000		05/01/2025	847,160

36	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 870,000	Riverside County, CA Public Financing Authority[1]	5.000%		05/01/2026	$893,951
1,000,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,113,300
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)[1]	6.000		10/01/2037	2,846,040
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[5]	10/01/2027	636,830
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[5]	10/01/2031	636,110
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.500		10/01/2025	1,440,606
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.750		10/01/2030	1,315,272
7,500,000	Riverside County, CA Transportation Commission[1]	5.250		06/01/2039	7,960,875
1,000,000	Riverside, CA Improvement Bond Act 1915 (Hunter Park Assessment District)	5.200		09/02/2036	926,530
1,000,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A	5.300		09/01/2034	916,820
25,000	Romoland, CA School District Special Tax	5.250		09/01/2035	23,867
1,500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000		09/01/2036	1,378,665
1,250,000	Romoland, CA School District Special Tax Community Facilities District No. 2006-1	6.000		09/01/2041	1,264,275
2,250,000	Romoland, CA School District Special Tax Community Facilities District No. 91-18	6.000		09/01/2037	2,278,575
50,000	Roseville, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2032	45,741
1,000,000	Ross Valley, CA School District[1]	5.500		08/01/2041	1,051,470
40,000	Sacramento County, CA COP (Public Facilities)[1]	5.000		06/01/2029	39,268
1,200,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250		06/01/2027	1,206,192
3,190,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250		09/01/2023	3,203,494
15,000	Sacramento, CA Special Tax (North Natomas Community Facilities)	6.000		09/01/2033	15,209
55,000	Sacramento, CA Unified School District COP[1]	5.000		03/01/2031	55,015
100,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500		12/01/2020	100,157
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)	5.750		07/01/2020	1,374,148
1,200,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2020	1,100,412
20,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2024	17,552
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)	6.625		04/01/2026	1,852,812

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	37

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 1,410,000	San Bernardino, CA Mountains Community Hospital District COP	5.000%	02/01/2027	$1,269,917
3,235,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2037	2,647,815
3,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000	12/01/2031	3,509,880
875,000	San Diego County, CA COP[1]	5.600	07/01/2038	828,371
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)	5.750	12/01/2032	6,148,353
4,605,000	San Diego, CA Hsg. Authority (Island Village Apartments)	5.650	07/01/2034	4,678,680
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)[1]	5.000	05/01/2029	3,036,930
20,000	San Diego, CA Improvement Bond Act 1915	6.200	09/02/2033	20,098
5,880,000	San Diego, CA Public Facilities Financing Authority[1]	5.250	08/01/2027	6,517,804
10,000,000	San Diego, CA Regional Building Authority (County Operations Center & Annex)[2]	5.375	02/01/2036	10,801,400
1,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2031	1,011,230
1,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2032	1,008,390
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2024	15,010
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2031	498,825
845,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2033	831,362
2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.500	08/01/2039	2,196,180
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750	08/01/2033	454,848
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000	08/01/2033	543,325
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)[1]	6.625	08/01/2039	1,599,765
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.500	08/01/2032	542,235
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.625	08/01/2039	590,715
1,090,000	San Gorgonio, CA Memorial Health Care District[1]	6.750	08/01/2022	1,275,812
1,040,000	San Gorgonio, CA Memorial Health Care District[1]	6.750	08/01/2023	1,212,952
6,500,000	San Gorgonio, CA Memorial Health Care District[1]	7.100	08/01/2033	7,380,230
6,490,000	San Jacinto, CA Financing Authority, Tranche A	6.600	09/01/2033	5,274,099
6,345,000	San Jacinto, CA Financing Authority, Tranche B	6.600	09/01/2033	5,156,264

38	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 6,510,000	San Jacinto, CA Financing Authority, Tranche C	6.600%	09/01/2033	$5,290,352
500,000	San Jacinto, CA Unified School District Special Tax	5.100	09/01/2036	318,530
250,000	San Jacinto, CA Unified School District Special Tax	5.750	09/01/2040	247,615
25,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2032	25,071
1,000,000	San Jose, CA Airport[1]	5.000	03/01/2025	1,051,820
1,000,000	San Jose, CA Airport[1]	5.000	03/01/2028	1,011,480
225,000	San Jose, CA Airport[1]	5.000	03/01/2031	225,581
5,250,000	San Jose, CA Airport[1]	6.250	03/01/2034	5,756,835
35,000	San Jose, CA Improvement Bond Act 1915	5.875	09/02/2023	36,054
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.200	01/01/2041	3,021,795
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)	5.100	12/01/2032	4,124,820
70,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2015	74,852
305,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2018	318,932
125,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2020	129,205
160,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2025	161,728
145,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	146,041
995,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	961,767
230,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2027	230,823
55,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2028	55,114
2,000,000	San Jose, CA Redevel. Agency[1]	5.850	08/01/2027	2,036,500
535,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2016	564,703
170,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2019	176,355
1,235,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2021	1,266,455
795,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2022	803,896
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2023	100,467
220,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2024	217,617
2,415,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2025	2,363,850
550,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2027	545,628
200,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2032	191,026
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)	6.600	09/01/2027	25,008

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	39

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 1,000,000	San Marcos, CA Financing Authority Special Tax	5.000%	09/01/2036	$956,430
10,000,000	San Marcos, CA Unified School District[2]	5.250	08/01/2031	10,609,500
150,000	San Mateo, CA Joint Powers Financing Authority[1]	5.125	07/15/2032	150,122
550,000	Santa Ana, CA Unified School District Special Tax	5.100	09/01/2035	453,107
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.850	08/01/2031	1,000,150
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000	08/01/2041	2,069,897
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	3,157,380
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)[1]	7.000	09/01/2036	9,224,342
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2036	1,917,230
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2042	2,828,566
2,120,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2031	2,065,749
1,240,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2033	1,189,867
3,080,000	Saugus, CA Union School District Community Facilities District No. 2006	11.625	09/01/2038	3,493,305
1,645,000	Saugus, CA Union School District Community Facilities District No. 2006	11.625	09/01/2038	1,865,743
1,575,000	Saugus, CA Union School District Community Facilities District No. 2006-2	5.000	09/01/2037	1,441,094
415,000	Saugus, CA Union School District Special Tax	5.125	09/01/2031	410,402
200,000	Saugus, CA Union School District Special Tax	5.125	09/01/2032	196,292
2,000,000	Saugus, CA Union School District Special Tax[7]	5.750	09/01/2043	1,977,320
10,000	Seaside, CA Redevel. Agency Tax Allocation[1]	5.375	08/01/2033	9,820
2,500,000	Sequoia, CA Unified High School District[1]	5.875	07/01/2036	2,806,300
5,000,000	Sequoia, CA Unified High School District[1]	6.000	07/01/2043	5,625,700
1,090,000	Shafter, CA Community Devel. Agency Tax Allocation	5.400	11/01/2026	1,000,784
3,335,000	Shafter, CA Community Devel. Agency Tax Allocation	5.450	11/01/2036	2,846,856
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation	7.000	10/01/2026	1,794,235
595,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350	12/01/2028	594,964
5,000	Sonoma County, CA Community Redevel. Agency (Roseland)[1]	7.900	08/01/2013	5,000
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.000	09/01/2036	2,094,100
4,500,000	Southern CA Metropolitan Water District[1]	5.000	07/01/2035	4,696,785

40	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 790,000	Southern CA Mono Health Care District[1]	5.000%		08/01/2021	$860,610
1,055,000	Southern CA Mono Health Care District[1]	5.000		08/01/2024	1,107,697
2,085,000	Southern CA Public Power Authority[1]	5.000		11/01/2033	2,024,973
470,000	Southern CA Public Power Authority[1]	5.250		11/01/2022	511,957
50,000	Southern CA Public Power Authority[1]	5.250		11/01/2023	54,338
250,000	Southern CA Public Power Authority[1]	5.250		11/01/2026	263,295
205,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2028	205,879
165,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2029	164,814
2,255,000	Southern CA Public Power Authority Natural Gas[1]	5.250		11/01/2027	2,340,442
4,000,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	3,048,320
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	2,056,208
7,475,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	5,875,574
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)	5.875		09/01/2037	1,878,780
75,000	Stockton, CA Public Financing Authority (Parking)[1]	5.125		09/01/2030	64,728
1,000,000	Stockton, CA Public Financing Authority, Series A	5.250		09/01/2037	685,840
2,495,000	Stockton, CA Redevel. Agency (Stockton Events Center Arena)[1]	5.000		09/01/2036	2,196,872
10,000	Suisun City, CA Public Financing Authority (Suisun City Redevel.)[1]	5.200		10/01/2028	9,947
55,000	Susanville, CA Public Financing Authority	7.750		09/01/2017	55,240
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.500		06/01/2030	1,000,200
100,000	Temecula Valley, CA Unified School District Community Facilities District No. 2005-1	5.000		09/01/2036	93,132
20,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)	5.100		09/01/2036	17,652
990,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	4.900		09/01/2013	985,317
165,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.000		09/01/2014	155,730
740,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.050		09/01/2015	663,447
805,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.100		09/01/2016	686,979
8,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	5,609,840
13,790,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	8,811,258
1,575,000	Temecula, CA Redevel. Agency[1]	5.125		08/01/2027	1,598,987
50,000	Temecula, CA Redevel. Agency[1]	5.250		08/01/2036	48,571

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	41

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 1,070,000	Trinidad, CA Unified School District[1]	5.500%	08/01/2047	$1,090,084
4,260,000	Trinity County, CA COP	8.500	01/15/2026	4,099,015
50,000	Truckee-Donner, CA Public Utility District Special Tax	6.100	09/01/2033	49,998
500,000	Tulare, CA Health Care District[1]	6.500	08/01/2026	564,440
630,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2017	696,452
2,590,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2022	2,786,736
305,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2027	321,257
2,500,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2037	2,553,325
425,000	Turlock, CA Public Financing Authority[1]	5.450	09/01/2024	425,259
1,500,000	Tustin, CA Unified School District[1]	6.000	08/01/2036	1,710,270
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125	09/01/2026	418,328
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	550,500
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	456,915
425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.650	09/01/2042	465,804
35,000	Union City, CA Special Tax Community Facilities District No. 1997-1	5.800	09/01/2028	33,180
1,000,000	University of California (UCLA Health System)	5.250	05/15/2030	1,008,170
60,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)	6.000	09/01/2024	61,169
95,000	Vacaville, CA Public Financing Authority[1]	5.400	09/01/2022	95,124
50,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)	6.000	09/01/2033	50,230
750,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	674,978
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.150	12/01/2031	1,375,305
1,000,000	Vernon, CA Electric System[1]	5.000	08/01/2030	1,007,930
1,000,000	Vernon, CA Electric System[1]	5.125	08/01/2033	1,006,390
3,000,000	Vernon, CA Electric System[1]	5.500	08/01/2041	3,048,960
65,000	Vernon, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2035	58,981
500,000	Victorville, CA Special Tax Community Facilities District 07-01	5.350	09/01/2042	487,735
50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)[1]	5.000	09/01/2024	50,164

42	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 1,000,000	West Fresno, CA Elementary School District[1]	6.600%	05/01/2035	$1,126,570
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500	09/01/2042	1,696,170
50,000	West Kern, CA Water District[1]	4.500	06/01/2025	50,909
145,000	West Patterson, CA Financing Authority Special Tax	6.100	09/01/2032	133,504
1,425,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2029	1,355,360
1,500,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2030	1,406,475
500,000	Westlands, CA Water District[1]	5.000	09/01/2034	508,745
2,300,000	Woodland, CA Finance Authority[1]	6.000	03/01/2036	2,451,041
1,500,000	Woodland, CA Finance Authority[1]	6.000	03/01/2041	1,592,655
10,000	Woodland, CA Special Tax Community Facilities District No. 1	6.000	09/01/2028	9,551
3,495,000	Yuba City, CA Redevel. Agency	5.250	09/01/2039	3,055,993
				1,359,055,090
U.S. Possessions—10.2%
3,000,000	Guam Government Business Privilege[1]	5.125	01/01/2042	3,041,850
250,000	Guam Power Authority, Series A1	5.000	10/01/2023	276,030
320,000	Guam Power Authority, Series A1	5.000	10/01/2024	346,701
570,000	Guam Power Authority, Series A1	5.000	10/01/2030	578,339
570,000	Guam Power Authority, Series A1	5.000	10/01/2034	553,299
2,785,000	Northern Mariana Islands Ports Authority, Series A1	5.500	03/15/2031	2,260,167
1,525,000	Northern Mariana Islands Ports Authority, Series A	6.250	03/15/2028	1,071,648
6,105,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000	07/01/2033	4,960,984
7,205,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125	07/01/2037	5,738,278
1,140,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250	07/01/2029	1,013,380
3,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125	07/01/2024	3,675,099
1,000,000	Puerto Rico Commonwealth GO1	5.000	07/01/2041	765,020
5,000,000	Puerto Rico Commonwealth GO1	5.125	07/01/2028	4,410,400
3,500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2023	3,315,795
500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	433,630
1,450,000	Puerto Rico Commonwealth GO1	5.375	07/01/2030	1,275,884
685,000	Puerto Rico Commonwealth GO1	5.500	07/01/2020	680,315
1,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2021	982,060
5,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	4,715,050
1,615,000	Puerto Rico Commonwealth GO1	5.500	07/01/2027	1,494,925
9,450,000	Puerto Rico Commonwealth GO1	5.500	07/01/2039	7,902,090
5,025,000	Puerto Rico Commonwealth GO1	5.750	07/01/2028	4,732,143

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	43

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions Continued
$ 5,760,000	Puerto Rico Commonwealth GO1	5.750%	07/01/2041	$4,937,818
80,000	Puerto Rico Commonwealth GO1	6.000	07/01/2036	80,494
1,500,000	Puerto Rico Commonwealth GO	6.000	07/01/2038	1,353,465
1,100,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	990,924
1,950,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	1,756,638
3,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	2,904,480
1,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2040	960,720
5,000,000	Puerto Rico Electric Power Authority, Series A1	5.000	07/01/2029	4,227,550
5,325,000	Puerto Rico Electric Power Authority, Series A1	5.000	07/01/2042	4,152,169
1,000,000	Puerto Rico Electric Power Authority, Series A1	5.050	07/01/2042	786,080
100,000	Puerto Rico Infrastructure[1]	5.500	07/01/2020	99,826
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	1,172,542
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	232,398
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	151,317
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	198,063
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	5,620,493
5,680,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2041	5,018,507
5,055,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	5,042,919
3,995,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2042	3,732,409
9,880,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	9,703,444
6,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	6,121,020
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	17,405,960
6,210,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2039	6,217,017
865,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	865,865
840,000	V.I. Public Finance Authority (Matching Fund Loan Notes)[1]	5.000	10/01/2032	823,704
1,000,000	V.I. Public Finance Authority, Series A1	5.250	10/01/2024	1,025,482
				139,804,391
Total Investments, at Value (Cost $1,621,080,220)—109.2%				1,498,859,481
Liabilities in Excess of Other Assets—(9.2)				(126,600,248)
Net Assets—100.0%				$1,372,259,233

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

44	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Footnotes to Statement of Investments Continued

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Represents the current interest rate for a variable or increasing rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2013. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
CFD	Community Facilities District
CDA	Communities Devel. Authority
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBPC	East Bay Prenatal Center
GO	General Obligation
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
INSD	Insured
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LIFERS	Long Inverse Floating Exempt Receipts

M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
McHlth	Marin Community Health
OCEAA	Orange County Educational Arts Academy
ROLs	Residual Option Longs
SHlth	Sutter Health
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
UCLA	University of California at Los Angeles
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	45

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013

Assets
Investments, at value (cost $1,621,080,220)—see accompanying statement of investments	$1,498,859,481
Cash	3,054,635
Receivables and other assets:
Interest	25,105,951
Shares of beneficial interest sold	12,259,965
Investments sold	10,366,375
Other	416,664
Total assets	1,550,063,071
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	143,440,000
Payable on borrowings (See Note 6)	15,800,000
Investments purchased (including $2,000,000 purchased on a when-issued or delayed delivery basis)	10,155,833
Shares of beneficial interest redeemed	6,115,323
Dividends	1,451,381
Distribution and service plan fees	272,967
Trustees’ compensation	262,503
Shareholder communications	183,918
Transfer and shareholder servicing agent fees	41,543
Interest expense on borrowings	140
Other	80,230
Total liabilities	177,803,838
Net Assets	$1,372,259,233
Composition of Net Assets
Par value of shares of beneficial interest	$168,707
Additional paid-in capital	2,031,121,140
Accumulated net investment income	6,894,409
Accumulated net realized loss on investments	(543,704,284)
Net unrealized depreciation on investments	(122,220,739)
Net Assets	$1,372,259,233

46	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $967,217,302 and 118,827,732 shares of beneficial interest outstanding)	$8.14
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.55
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,909,995 and 848,008 shares of beneficial interest outstanding)	$8.15
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $293,423,777 and 36,168,308 shares of beneficial interest outstanding)	$8.11
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $104,708,159 and 12,862,640 shares of beneficial interest outstanding)	$8.14

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	47

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2013

Investment Income
Interest	$107,514,883
Other income	1,109
Total investment income	107,515,992
Expenses
Management fees	7,227,488
Distribution and service plan fees:
Class A	2,972,997
Class B	103,515
Class C	3,332,757
Transfer and shareholder servicing agent fees:
Class A	294,970
Class B	12,036
Class C	130,131
Class Y	49,156
Shareholder communications:
Class A	167,847
Class B	5,409
Class C	75,754
Class Y	22,989
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,543,987
Borrowing fees	674,900
Trustees’ compensation	50,490
Custodian fees and expenses	20,990
Interest expense on borrowings	17,624
Other	220,005
Total expenses	16,923,045
Less waivers and reimbursements of expenses	(112,731)
Net expenses	16,810,314
Net Investment Income	90,705,678
Realized and Unrealized Loss
Net realized loss on investments	(9,044,194)
Net change in unrealized appreciation/depreciation on investments	(99,343,482)
Net Decrease in Net Assets Resulting from Operations	$(17,681,998)

See accompanying Notes to Financial Statements.

48	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations
Net investment income	$90,705,678	$84,013,853
Net realized loss	(9,044,194)	(50,092,309)
Net change in unrealized appreciation/depreciation	(99,343,482)	222,959,950
Net increase (decrease) in net assets resulting from operations	(17,681,998)	256,881,494
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(66,768,940)	(65,976,324)
Class B	(478,096)	(882,738)
Class C	(15,844,397)	(16,222,206)
Class Y	(6,669,598)	(3,555,458)
	(89,761,031)	(86,636,726)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(151,505,561)	116,520,297
Class B	(6,571,453)	(6,063,241)
Class C	(4,337,478)	15,583,592
Class Y	15,916,052	71,125,223
	(146,498,440)	197,165,871
Net Assets
Total increase (decrease)	(253,941,469)	367,410,639
Beginning of period	1,626,200,702	1,258,790,063
End of period (including accumulated net investment income of $6,894,409 and $6,386,627, respectively)	$1,372,259,233	$1,626,200,702

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	49

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2013

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(17,681,998)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(347,295,403)
Proceeds from disposition of investment securities	427,620,795
Short-term investment securities, net	99,247,910
Premium amortization	4,769,832
Discount accretion	(18,356,415)
Net realized loss on investments	9,044,194
Net change in unrealized appreciation/depreciation on investments	99,343,482
Change in assets:
Decrease in interest receivable	4,566,032
Increase in other assets	(86,709)
Increase in receivable for securities sold	(8,601,258)
Change in liabilities:
Increase in payable for securities purchased	7,691,527
Increase in other liabilities	135,087
Net cash provided by operating activities	260,397,076
Cash Flows from Financing Activities
Proceeds from bank borrowings	446,600,000
Payments on bank borrowings	(453,200,000)
Payments on short-term floating rate notes issued	(11,040,000)
Proceeds from shares sold	598,785,537
Payments on shares redeemed	(809,714,024)
Cash distributions paid	(29,307,262)
Net cash used in financing activities	(257,875,749)
Net increase in cash	2,521,327
Cash, beginning balance	533,308
Cash, ending balance	$3,054,635
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $60,480,301.
Cash paid for interest on bank borrowings—$20,691.
Cash paid for interest on short-term floating rate notes issued—$1,543,987.

See accompanying Notes to Financial Statements.

50	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.75	$7.75	$7.98	$6.70	$9.02
Income (loss) from investment operations:
Net investment income[2]	.49	.51	.55	.57	.56
Net realized and unrealized gain (loss)	(.62)	1.01	(.25)	1.27	(2.32)
Total from investment operations	(.13)	1.52	.30	1.84	(1.76)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.48)	(.52)	(.53)	(.56)	(.56)
Net asset value, end of period	$8.14	$8.75	$7.75	$7.98	$6.70
Total Return, at Net Asset Value[3]	(1.66)%	20.31%	4.11%	27.95%	(19.14)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 967,217	$1,194,157	$ 951,318	$1,130,392	$883,104
Average net assets (in thousands)	$1,214,170	$1,037,577	$1,005,058	$1,082,612	$918,284
Ratios to average net assets:[4]
Net investment income	5.56%	6.18%	7.21%	7.34%	8.21%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.73%	0.75%	0.75%	0.75%	0.79%
Interest and fees from borrowings	0.04%	0.04%	0.07%	0.25%	1.09%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.12%	0.24%	0.22%	0.67%
Total expenses	0.86%	0.91%	1.06%	1.22%	2.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.90%	1.06%	1.21%	2.55%
Portfolio turnover rate	24%	10%	27%	23%	32%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	51

FINANCIAL HIGHLIGHTS    Continued

Class B	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.76	$7.76	$7.99	$6.70	$9.02
Income (loss) from investment operations:
Net investment income[2]	.41	.44	.49	.51	.51
Net realized and unrealized gain (loss)	(.61)	1.01	(.25)	1.28	(2.33)
Total from investment operations	(.20)	1.45	.24	1.79	(1.82)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.45)	(.47)	(.50)	(.50)
Net asset value, end of period	$8.15	$8.76	$7.76	$7.99	$6.70
Total Return, at Net Asset Value[3]	(2.54)%	19.26%	3.22%	27.03%	(19.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 6,910	$13,960	$18,138	$24,850	$22,476
Average net assets (in thousands)	$10,336	$15,887	$21,006	$25,296	$25,591
Ratios to average net assets:[4]
Net investment income	4.69%	5.39%	6.35%	6.50%	7.35%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.62%	1.61%	1.61%	1.60%	1.64%
Interest and fees from borrowings	0.04%	0.04%	0.07%	0.25%	1.09%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.12%	0.24%	0.22%	0.67%
Total expenses	1.75%	1.77%	1.92%	2.07%	3.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.76%	1.92%	2.06%	3.40%
Portfolio turnover rate	24%	10%	27%	23%	32%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class C	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$8.72	$7.73	$7.96	$6.68	$9.00
Income (loss) from investment operations:
Net investment income[2]	.42	.44	.49	.51	.51
Net realized and unrealized gain (loss)	(.61)	1.01	(.25)	1.27	(2.32)
Total from investment operations	(.19)	1.45	.24	1.78	(1.81)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.46)	(.47)	(.50)	(.51)
Net asset value, end of period	$8.11	$8.72	$7.73	$7.96	$6.68
Total Return, at Net Asset Value[3]	(2.43)%	19.31%	3.33%	27.06%	(19.82)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$293,424	$320,829	$270,347	$314,047	$242,207
Average net assets (in thousands)	$333,013	$288,500	$284,373	$302,114	$243,658
Ratios to average net assets:[4]
Net investment income	4.79%	5.42%	6.43%	6.57%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.51%	1.52%	1.53%	1.52%	1.57%
Interest and fees from borrowings	0.04%	0.04%	0.07%	0.25%	1.09%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.12%	0.24%	0.22%	0.67%
Total expenses	1.64%	1.68%	1.84%	1.99%	3.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.67%	1.84%	1.98%	3.33%
Portfolio turnover rate	24%	10%	27%	23%	32%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	53

FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$8.75	$7.76	$7.73
Income (loss) from investment operations:
Net investment income[2]	.51	.52	.38
Net realized and unrealized gain (loss)	(.62)	1.01	.01
Total from investment operations	(.11)	1.53	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.54)	(.36)
Net asset value, end of period	$8.14	$8.75	$7.76
Total Return, at Net Asset Value[3]	(1.44)%	20.43%	5.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,708	$97,255	$18,987
Average net assets (in thousands)	$116,275	$54,713	$ 8,939
Ratios to average net assets:[4]
Net investment income	5.79%	6.28%	7.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.51%	0.50%	0.55%
Interest and fees from borrowings	0.04%	0.04%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.12%	0.24%
Total expenses	0.64%	0.66%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.65%	0.85%
Portfolio turnover rate	24%	10%	27%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

54	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    July 31, 2013

1. Significant Accounting Policies

Oppenheimer California Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange

56	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $52,525,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2013, municipal bond holdings with a value of $254,267,365 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $143,440,000 in short-term floating rate securities issued and outstanding at that date.

58	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

At July 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,500,000	Anaheim, CA Public Financing Authority ROLs[3]	16.200%	10/1/39	$3,043,126
5,000,000	Bay Area, CA Toll Authority ROLs	8.850	4/1/43	5,493,300
5,000,000	Bay Area, CA Toll Authority (San Francisco Bay Area) ROLs[3]	9.067	4/1/44	5,747,900
5,000,000	CA Dept. of Water Resources (Center Valley) ROLs[3]	8.465	12/1/35	5,803,600
7,110,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)	8.778	10/1/39	8,207,926
3,375,000	CA Health Facilities Financing Authority (SHlth/EBPC/MCHlth Obligated Group) LIFERS	19.180	8/15/31	3,903,660
2,840,000	Citrus, CA Community College District DRIVERS	16.683	6/1/31	3,990,427
7,500,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	8.031	6/1/36	8,413,200
1,290,000	Grossmont, CA Union High School District ROLs[3]	17.021	8/1/30	1,837,321
1,225,000	Grossmont, CA Union High School District ROLs[3]	17.052	8/1/31	1,724,751
7,500,000	Los Angeles, CA Community College District ROLs[3]	7.980	8/1/33	8,080,050
2,500,000	Los Angeles, CA Community College District ROLs[3]	18.837	8/1/33	4,095,000
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.066	5/15/24	6,168,853
3,335,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.381	5/15/26	4,114,289
3,665,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.392	5/15/27	4,507,327
3,365,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.387	5/15/28	4,053,681
3,405,000	Los Angeles, CA Dept. of Airports ROLs	12.623	5/15/25	4,371,339
1,500,000	Los Angeles, CA Dept. of Water & Power DRIVERS	8.554	7/1/34	1,797,630
6,000,000	Los Angeles, CA Dept. of Water & Power DRIVERS	8.554	7/1/38	7,106,640
8,150,000	Los Angeles, CA Harbor Dept. DRIVERS	8.347	8/1/34	9,456,445
2,500,000	San Diego, CA Regional Building Authority (County Operations Center & Annex) DRIVERS	16.400	2/1/36	3,301,400
5,000,000	San Marcos, CA Unified School District ROLs[3]	8.445	8/1/31	5,609,500

				$110,827,365

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	59

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $143,440,000 or 9.25% of its total assets as of July 31, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,000,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2013 is as follows:

Cost	$5,225,820
Market Value	$1,918,894
Market Value as a % of Net Assets	0.14%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments

60	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$8,188,590	$—	$539,333,460	$126,633,002

1. As of July 31, 2013, the Fund had $539,333,460 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$2,066,773
2016	33,667,971
2017	100,477,817
2018	223,689,715
2019	31,408,386
No expiration	148,022,798

Total	$539,333,460

2. During the fiscal year ended July 31, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	61

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$436,865	$436,865

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012
Distributions paid from:
Exempt-interest dividends	$87,479,912	$86,076,618
Ordinary income	2,281,119	560,108

Total	$89,761,031	$86,636,726

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,484,681,581 [1]

Gross unrealized appreciation	$72,141,294
Gross unrealized depreciation	(198,774,296)

Net unrealized depreciation	$(126,633,002)

1. The Federal tax cost of securities does not include cost of $140,810,902, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$20,820
Payments Made to Retired Trustees	17,613
Accumulated Liability as of July 31, 2013	132,664

62	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	63

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

64	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	65

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,359,055,090	$—	$1,359,055,090
U.S. Possessions	—	139,804,391	—	139,804,391

Total Assets	$—	$1,498,859,481	$—	$1,498,859,481

66	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	51,538,008	$451,471,859	40,316,231	$330,174,508
Dividends and/or distributions reinvested	5,209,629	45,484,660	5,414,883	44,404,478
Redeemed	(74,464,980)	(648,462,080)	(31,861,513)	(258,058,689)

Net increase (decrease)	(17,717,343)	$(151,505,561)	13,869,601	$116,520,297

Class B
Sold	21,733	$192,063	213,431	$1,729,614
Dividends and/or distributions reinvested	44,175	387,155	82,651	677,578
Redeemed	(812,193)	(7,150,671)	(1,038,255)	(8,470,433)

Net decrease	(746,285)	$(6,571,453)	(742,173)	$(6,063,241)

Class C
Sold	7,600,211	$66,793,078	6,695,347	$54,968,716
Dividends and/or distributions reinvested	1,254,897	10,909,034	1,304,195	10,655,394
Redeemed	(9,480,792)	(82,039,590)	(6,164,821)	(50,040,518)

Net increase (decrease)	(625,684)	$(4,337,478)	1,834,721	$15,583,592

Class Y
Sold	9,913,094	$86,983,939	10,183,767	$83,383,497
Dividends and/or distributions reinvested	423,348	3,699,452	207,366	1,717,444
Redeemed	(8,591,500)	(74,767,339)	(1,721,629)	(13,975,718)

Net increase	1,744,942	$15,916,052	8,669,504	$71,125,223

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$347,295,403	$427,620,795

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	67

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to

68	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$2,310,234
Class C	8,072,319

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$298,773	$823,062	$25,530	$46,237

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2013, the Manager reimbursed the Fund $112,731 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	69

NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1721% as of July 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2013 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

70	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

As of July 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1721%. Details of the borrowings for the year ended July 31, 2013 are as follows:

Average Daily Loan Balance	$8,584,932
Average Daily Interest Rate	0.214%
Fees Paid	$665,064
Interest Paid	$20,691

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	71

NOTES TO FINANCIAL STATEMENTS    Continued

7. Reverse Repurchase Agreements Continued

The Fund executed no transactions under the Facility during the year ended July 31, 2013.

Details of the reverse purchase agreements for the year ended July 31, 2013 are as follows:

Fees Paid	$133,603

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties—but not including the Fund—in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to the Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

72	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer California Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 18, 2013

74	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction. 97.46% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	75

SPECIAL SHAREHOLDER MEETINGS    (Unaudited)

On June 21, 2013, a first shareholder meeting of Oppenheimer California Municipal Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	172,839,354	3,344,836
David K. Downes	172,430,970	3,753,220
Matthew P. Fink	172,409,331	3,774,859
Edmund Giambastiani, Jr.	172,811,970	3,372,220
Phillip A. Griffiths	172,447,517	3,736,673
Mary F. Miller	172,464,816	3,719,374
Joel W. Motley	172,917,542	3,266,647
Joanne Pace	172,580,176	3,604,013
Mary Ann Tynan	172,873,331	3,310,859
Joseph M. Wikler	172,565,114	3,619,076
Peter I. Wold	172,855,468	3,328,722
William F. Glavin, Jr.	172,948,615	3,235,575

76	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	77

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005,

78	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

David K. Downes, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	79

TRUSTEES AND OFFICERS    Unaudited / Continued

Phillip A. Griffiths, Continued	(1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of

80	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Joanne Pace, Continued	Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	81

TRUSTEES AND OFFICERS    Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.

82	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999-November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003- 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	83

TRUSTEES AND OFFICERS    Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 88 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

84	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	85

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

86	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER CALIFORNIA MUNICIPAL FUND	87

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $45,600 in fiscal 2013 and $44,700 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2013 and $2,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $602,830 in fiscal 2013 and $401,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $3,550 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $443,073 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,048,403 in fiscal 2013 and $725,620 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer California Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013